UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2026

CONTANGO ORE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35770	27-3431051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

516 2nd Avenue, Suite 401 Fairbanks, Alaska	99701
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (907) 388-7770

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwritten Offering

On February 11, 2026, Contango ORE, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity LLC as representative of the several underwriters named therein, relating to an underwritten public offering to two institutional investors (the “Offering”) of (i) 1,678,206 shares (the “Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”), at a public offering price of $24.96 per share and (ii) a pre-funded warrant to purchase up to 325,000 shares of Common Stock (the “Pre-Funded Warrant”), at a purchase price of $24.95 per share with an exercise price of $0.01 per share.

The Company estimates that the net proceeds from the Offering will be approximately $47.2 million after deducting underwriting discounts and commissions. After the payment of any offering expenses and/or underwriting discounts and commissions, the Company intends to use approximately $45,000,000 of the net proceeds to buy back gold hedge contracts and approximately $700,000 of the net proceeds to buy gold put contracts for downside protection.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-283285), filed on November 15, 2024, that was declared effective by the Securities and Exchange Commission (“SEC”) on November 27, 2024, and a related base prospectus and prospectus supplement thereunder.

The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Terms of the Pre-Funded Warrant

The Pre-Funded Warrant is being offered in lieu of Shares and provides that the holder may not exercise any portion of the Pre-Funded Warrant to the extent that immediately prior to or after giving effect to such exercise, the holder (together with its affiliates) would beneficially own more than 9.99% of the Company’s outstanding Common Stock (the “Maximum Percentage”) after exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrant. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage specified not in excess of 19.99% (the “Maximum Cap”) in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. Each Pre-Funded Warrant is exercisable for one share of Common Stock at an exercise price of $0.01 per share. Subject to the Maximum Percentage or, as applicable, the Maximum Cap, the Pre-Funded Warrant is immediately exercisable and may be exercised at any time until the Pre-Funded Warrant is exercised in full.

In the event of any reorganization, recapitalization or reclassification of Common Stock, the sale, transfer or other disposition of all or substantially all of the Company’s properties or assets, its consolidation or its merger with or into another person, the holder of Pre-Funded Warrant will be entitled to receive, upon exercise of the Pre-Funded Warrant, the kind and amount of securities, cash or other property that the holder would have received had they exercised the Pre-Funded Warrant immediately prior to such fundamental transaction without regard to any limitations on exercise contained in the Pre-Funded Warrant.

The foregoing description of the terms and conditions of the Pre-Funded Warrant do not purport to be complete and is qualified in its entirety by the full text of the form of Pre-Funded Warrant, a copy of which is attached hereto as Exhibit 4.1, and incorporated by reference herein.

Item 8.01	Other Events.

On February 11, 2026, the Company issued a press release announcing that it had priced the Offering. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

A copy of the legal opinion and consent of Holland & Knight LLP relating to the Shares and the Pre-Funded Warrant is attached as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement between Contango Ore, Inc. and Canaccord Genuity LLC, dated February 11, 2026.

4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Holland & Knight LLP.

23.1	Consent of Holland & Knight LLP (contained in Exhibit 5.1).

99.1	Press Release of the Company, dated February 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K constitute “forward-looking statements.” In particular, it includes statements relating to future actions, strategies, future operating and financial performance, ability to realize the anticipated benefits of various transactions and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein), as well as other filings made with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By:	/s/ Michael Clark
Mike Clark
Chief Financial Officer and Secretary

Dated: February 12, 2026